Exhibit 99.1
Contacts:

Media	Investors
Garry R. Clark	Robert J. Marshall Jr.
574-372-4493	574-371-8042
garry.clark@zimmer.com	robert.marshall@zimmer.com
Zimmer Holdings, Inc. Reports Second Quarter 2011 Financial Results
•	Net Sales of $1,137 million for the second quarter represent an increase of 7.5% reported (2.1% constant currency) over the prior year period

•	Diluted EPS for the second quarter were $1.06 reported, an increase of 29.3% over the prior year period, and $1.21 adjusted, an increase of 11% over the prior year period

•	Company updates full-year sales and EPS guidance
(WARSAW, IN) July 27, 2011—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended June 30, 2011. The Company reported second quarter net sales of $1,137 million, an increase of 7.5% reported and 2.1% constant currency over the second quarter of 2010. Diluted earnings per share for the quarter were $1.06 reported and $1.21 adjusted, an increase of 11% adjusted over the prior year period.
“Zimmer again generated solid results in the second quarter, amid ongoing challenging global economic conditions,” said David Dvorak, Zimmer President and CEO. “Our results reflect improved sales execution in support of new product introductions across our diverse geographic channels, as well as the positive impact of operational improvement initiatives and continued disciplined capital deployment.”
Net earnings for the second quarter were $203.8 million on a reported basis and $232.5 million on an adjusted basis, an increase of 5.1% adjusted over the prior year period. Operating cash flow for the second quarter was $251.0 million.

In the second quarter, the Company recorded an additional $50 million provision for known and anticipated worldwide claims related to the previously announced voluntary suspension of marketing and distribution of the Durom® Acetabular Component in the United States. Adjusted 2011 figures in this release exclude the impact of this provision.
During the quarter, the Company utilized $121 million of cash to acquire 1.8 million shares. At the end of the second quarter, $848.6 million of share repurchase authorization remained available under the current program, which expires on December 31, 2013.
Guidance
The Company updated its full-year revenue and adjusted EPS guidance for 2011. Full-year revenues for 2011 are now expected to increase between 2.5% and 3.5% on a constant currency basis from 2010. The Company estimates that foreign currency translation will increase revenues by approximately 3% for the full year 2011, resulting in reported revenue growth between 5.5% and 6.5%. This compares with prior revenue guidance of 2.0% to 4.0% constant currency and 5.0% to 7.0% reported growth over prior year. Full-year 2011 diluted earnings per share are now projected to be in a range of $4.25 to $4.35 on a reported basis and $4.70 to $4.80 on an adjusted basis, which represents a narrowing toward the top end of prior adjusted earnings guidance.
Conference Call
The Company will conduct its second quarter 2011 investor conference call today, July 27, 2011, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. A digital recording will be available two hours after the completion of the conference call from July 27, 2011, to August 10,

2011. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the conference ID 76248595.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED JUNE 30, 2011
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$608	—%	—%
Europe	325	17	5
Asia Pacific	204	19	6

Total	1,137	8	2

Product Categories
Reconstructive
Americas	449	(2)	(2)
Europe	257	16	4
Asia Pacific	151	17	4

Total	857	6	—

Knees
Americas	266	(5)	(5)
Europe	128	21	9
Asia Pacific	77	14	2

Total	471	4	(1)

Hips
Americas	151	2	2
Europe	122	12	(1)
Asia Pacific	72	20	7

Total	345	9	2

Extremities	41	7	4

Dental	67	20	16

Trauma	69	20	14

Spine	56	(3)	(6)

Surgical and other	88	13	8

NET SALES — SIX MONTHS ENDED JUNE 30, 2011
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,238	1%	1%
Europe	624	11	5
Asia Pacific	391	17	7

Total	2,253	6	3

Product Categories
Reconstructive
Americas	915	(1)	(1)
Europe	495	9	3
Asia Pacific	289	16	5

Total	1,699	5	1

Knees
Americas	544	(4)	(4)
Europe	245	12	6
Asia Pacific	144	13	2

Total	933	2	(1)

Hips
Americas	306	4	3
Europe	236	7	—
Asia Pacific	140	20	9

Total	682	8	3

Extremities	84	9	7

Dental	130	20	18

Trauma	139	18	14

Spine	113	(4)	(6)

Surgical and other	172	12	7

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2010 sales were approximately $4.2 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
###
Website Information
We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims, special items and certain tax adjustments. Included in special items are acquisition and integration costs as well as employee termination benefits, certain contract terminations and asset impairment charges connected with global restructuring and transformation initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality and operational improvement initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the impact of health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; and changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2011 and 2010
(in millions, except per share amounts, unaudited)

	2011	2010	% Inc/(Dec)
Net Sales	$1,137.4	$1,057.7	8%
Cost of products sold	287.9	250.6	15

Gross Profit	849.5	807.1	5

Research and development	57.0	54.2	5
Selling, general and administrative	469.9	438.3	7
Certain claims	50.0	75.0	(33)
Special items	13.5	11.5	17

Operating expenses	590.4	579.0	2

Operating Profit	259.1	228.1	14
Interest expense, net	9.8	14.3	(31)

Earnings before income taxes	249.3	213.8	17
Provision for income taxes	45.5	48.3	(6)

Net Earnings of Zimmer Holdings, Inc.	$203.8	$165.5	23

Earnings Per Common Share
Basic	$1.06	$0.82	29
Diluted	$1.06	$0.82	29

Weighted Average Common Shares Outstanding
Basic	191.5	201.9
Diluted	192.7	203.0
Certain amounts in the 2010 consolidated statement of earnings have been reclassified to conform to the 2011 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 and 2010
(in millions, except per share amounts, unaudited)

	2011	2010	% Inc/(Dec)
Net Sales	$2,253.0	$2,120.5	6%
Cost of products sold	566.9	519.0	9

Gross Profit	1,686.1	1,601.5	5

Research and development	112.6	104.7	8
Selling, general and administrative	928.2	885.5	5
Certain claims	50.0	75.0	(33)
Special items	39.0	14.1	176

Operating expenses	1,129.8	1,079.3	5

Operating Profit	556.3	522.2	7
Interest expense, net	20.8	28.9	(28)

Earnings before income taxes	535.5	493.3	9
Provision for income taxes	122.8	122.4	0

Net Earnings of Zimmer Holdings, Inc.	$412.7	$370.9	11

Earnings Per Common Share
Basic	$2.15	$1.83	17
Diluted	$2.14	$1.82	18

Weighted Average Common Shares Outstanding
Basic	192.1	202.4
Diluted	193.3	203.6
Certain amounts in the 2010 consolidated statement of earnings have been reclassified to conform to the 2011 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	June 30,	December 31,
	2011	2010
Assets
Current Assets:
Cash and cash equivalents	$624.1	$668.9
Short-term investments	321.4	265.1
Receivables, net	888.4	775.9
Inventories, net	975.1	936.4
Other current assets	299.3	363.4

Total current assets	3,108.3	3,009.7

Property, plant and equipment, net	1,213.0	1,213.8
Goodwill	2,694.0	2,580.8
Intangible assets, net	811.5	827.1
Other assets	422.4	368.5

Total Assets	$8,249.2	$7,999.9

Liabilities and Shareholders’ Equity
Current liabilities	$679.0	$702.5
Other long-term liabilities	407.1	384.0
Long-term debt	1,147.3	1,142.1
Shareholders’ equity	6,015.8	5,771.3

Total Liabilities and Shareholders’ Equity	$8,249.2	$7,999.9

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 and 2010
(in millions, unaudited)

	2011	2010
Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$412.7	$370.9
Depreciation and amortization	174.7	165.8
Share-based compensation	31.7	30.6
Income tax benefits from employee stock compensation plans	9.5	2.9
Excess income tax benefits from employee stock compensation plans	(3.6)	(1.0)
Inventory step-up	7.8	1.3
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	(11.5)	(70.5)
Receivables	(76.0)	(51.3)
Inventories	(21.8)	27.5
Accounts payable and accrued expenses	(42.2)	(37.4)
Other assets and liabilities	(48.1)	93.4

Net cash provided by operating activities	433.2	532.2

Cash flows provided by (used in) investing activities
Additions to instruments	(85.2)	(83.1)
Additions to other property, plant and equipment	(34.0)	(26.7)
Purchases of investments	(186.7)	(4.0)
Sales of investments	169.8	37.0
Investments in other assets	(26.4)	(15.1)

Net cash used in investing activities	(162.5)	(91.9)

Cash flows provided by (used in) financing activities
Net proceeds under revolving credit facilities	0.2	—
Proceeds from employee stock compensation plans	29.1	8.1
Excess income tax benefits from employee stock compensation plans	3.6	1.0
Repurchase of common stock	(357.2)	(178.9)

Net cash used in financing activities	(324.3)	(169.8)

Effect of exchange rates on cash and cash equivalents	8.8	(8.5)

Increase (decrease) in cash and cash equivalents	(44.8)	262.0
Cash and cash equivalents, beginning of period	668.9	691.7

Cash and cash equivalents, end of period	$624.1	$953.7

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 and 2010
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Inc	2011	2010	% Inc
Americas	$608.6	$609.3	—%	$1,238.3	$1,225.0	1%
Europe	324.7	276.5	17	623.9	562.6	11
Asia Pacific	204.1	171.9	19	390.8	332.9	17

Total	$1,137.4	$1,057.7	8	$2,253.0	$2,120.5	6

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 and 2010
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Inc/(Dec)	2011	2010	% Inc/(Dec)
Reconstructive
Knees	$470.9	$452.9	4%	$933.1	$913.3	2%
Hips	345.0	317.1	9	682.3	632.8	8
Extremities	40.7	38.2	7	83.6	76.6	9

	856.6	808.2	6	1,699.0	1,622.7	5

Dental	67.1	55.9	20	129.5	107.6	20
Trauma	69.1	57.8	20	139.2	118.2	18
Spine	56.4	57.9	(3)	113.3	117.9	(4)
Surgical and other	88.2	77.9	13	172.0	154.1	12

Total	$1,137.4	$1,057.7	8	$2,253.0	$2,120.5	6

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	June 30, 2011
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	—%	—%	—%
Europe	17	12	5
Asia Pacific	19	13	6
Total	8	6	2
Product Categories
Reconstructive
Americas	(2)	—	(2)
Europe	16	12	4
Asia Pacific	17	13	4
Total	6	6	—
Knees
Americas	(5)	—	(5)
Europe	21	12	9
Asia Pacific	14	12	2
Total	4	5	(1)
Hips
Americas	2	—	2
Europe	12	13	(1)
Asia Pacific	20	13	7
Total	9	7	2
Extremities	7	3	4
Dental	20	4	16
Trauma	20	6	14
Spine	(3)	3	(6)
Surgical and other	13	5	8

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Six Months Ended
	June 30, 2011
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	1%	—%	1%
Europe	11	6	5
Asia Pacific	17	10	7
Total	6	3	3

Product Categories
Reconstructive
Americas	(1)	—	(1)
Europe	9	6	3
Asia Pacific	16	11	5
Total	5	4	1

Knees
Americas	(4)	—	(4)
Europe	12	6	6
Asia Pacific	13	11	2
Total	2	3	(1)

Hips
Americas	4	1	3
Europe	7	7	—
Asia Pacific	20	11	9
Total	8	5	3

Extremities	9	2	7

Dental	20	2	18

Trauma	18	4	14

Spine	(4)	2	(6)

Surgical and other	12	5	7

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended June 30, 2011 and 2010
(in millions, unaudited)

	Three Months
	Ended June 30,
	2011	2010
Net Earnings of Zimmer Holdings, Inc.	$203.8	$165.5
Inventory step-up	3.4	—
Certain claims	50.0	75.0
Special items	13.5	11.5
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(38.2)	(30.8)

Adjusted Net Earnings	$232.5	$221.2

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.
ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Six Months Ended June 30, 2011 and 2010
(in millions, unaudited)

	Six Months
	Ended June 30,
	2011	2010
Net Earnings of Zimmer Holdings, Inc.	$412.7	$370.9
Inventory step-up	7.8	1.3
Certain claims	50.0	75.0
Special items	39.0	14.1
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(46.1)	(32.7)

Adjusted Net Earnings	$463.4	$428.6

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended June 30, 2011 and 2010
(unaudited)

	Three Months
	Ended June 30,
	2011	2010
Diluted EPS	$1.06	$0.82
Inventory step-up	0.02	—
Certain claims	0.26	0.37
Special items	0.07	0.05
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.20)	(0.15)
Adjusted Diluted EPS	$1.21	$1.09

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.
ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Six Months Ended June 30, 2011 and 2010
(unaudited)

	Six Months
	Ended June 30,
	2011	2010
Diluted EPS	$2.14	$1.82
Inventory step-up	0.04	0.01
Certain claims	0.26	0.37
Special items	0.20	0.06
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.24)	(0.16)
Adjusted Diluted EPS	$2.40	$2.10

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of 2011 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Year Ended December 31, 2011:	Low	High
Diluted EPS	4.25	4.35
Inventory step-up	0.05	0.05
Special items	0.44	0.44
Certain claims	0.26	0.26
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.30)	(0.30)

Adjusted Diluted EPS	$4.70	$4.80

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items have or are projected to be incurred.